UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 17, 2020

VERTEX ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-11476	94-3439569
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1331 Gemini Street Suite 250 Houston, Texas 77058
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (866) 660-8156

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $01 Par Value Per Share	VTNR	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On January 22, 2020, Vertex Energy, Inc. (the “Company”, “we” and “us”) filed a Current Report on Form 8-K (the “Original Report”) to report, among other things, the closing, on January 17, 2020, and effective on January 1, 2020, of the transactions contemplated by a Share Purchase and Subscription Agreement (the “Heartland Share Purchase”) by and among HPRM LLC, a Delaware limited liability company, which entity was formed as a special purpose vehicle (“Heartland SPV”), Vertex Operating, LLC, the Company’s wholly-owned subsidiary (“Vertex Operating”), and Tensile-Heartland Acquisition Corporation (“Tensile-Heartland”), an affiliate of Tensile Capital Partners Master Fund LP, an investment fund based in San Francisco, California (“Tensile”), and solely for the purposes of a guaranty, the Company. As part of the Heartland Share Purchase and related transactions, the Company transferred ownership of Vertex Refining OH, LLC, its indirect wholly-owned subsidiary (“Vertex OH”), which owned the Company’s Columbus, Ohio, Heartland facility, which produces a base oil product that is sold to lubricant packagers and distributors, to Heartland SPV and as a result of the sale and purchase of various membership units of Heartland SPV, Heartland SPV is currently owned 35% by Vertex Operating and 65% by Tensile-Heartland.

At the time of the filing of the Original Report, the Company stated that it intended to file the pro forma financial information associated with the Heartland Share Purchase transactions, to the extent required, within four business days from the date that such Original Report was required to be filed. On January 24, 2020, the Company, by Amendment No. 1 to the Original Report (the “Amended Report”), amended and restated Item 9.01 of the Original Report to include pro forma financial information relating to the disposition (the “Pro Forma Financial Information”).

Subsequently, in connection with additional analysis of the various aspects of the transaction, the Company determined that such Pro Forma Financial Information was not required to be included in the Amended Report.

Specifically, the Company determined that Heartland SPV is a variable interest entity (“VIE”) in which the Company holds a controlling financial interest. The Company’s conclusion that Heartland SPV is a VIE results from a put option held by Tensile, which upon exercise would require Heartland SPV to redeem the membership interests held by Tensile at the greater of fair market value of the membership units or the original per unit price of the membership units plus any unpaid preferred return (initially 22.5% compounding quarterly). Tensile can exercise the put option after five years or upon a qualifying event, as further described in the HPRM LLC Company Agreement. Pursuant to Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) paragraph 810-10-25-38A and paragraph 810-10-25-38B, a reporting entity (the Company) is deemed to have a controlling financial interest in a VIE if it has both of the following characteristics:

a.       The power to direct the activities of a VIE that most significantly impact the VIE’s economic performance; and

b.       The obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE.

The Company determined that since substantially all of the activities of Heartland SPV (i.e., the VIE) are conducted on behalf of a single VIE holder, and that the Company is the primary beneficiary of the VIE, Heartland SPV should be consolidated in the Company’s consolidated financial statements and that such prior Pro Forma Financial Information was not required and not consistent with the ASC discussed above. The Company is filing this Amendment No. 2 to the Original Report to amend and restate Item 9.01 of the Original Report to remove and delete the Pro Forma Financial Information.

The Company asks that the Pro Forma Financial Information filed in connection with the Amended Report not be relied upon and be disregarded for all purposes.

This Current Report on Form 8-K does not amend or modify the Original Report, except as to Item 9.01.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma.

The Company has determined that pro forma financial information regarding the disposition of Vertex OH in connection with the Heartland Share Purchase is not required.

(d) Exhibits.

Exhibit No.	Description

2.1*+	Share Purchase and Subscription Agreement dated January 17, 2020, by and among HPRM LLC, Vertex Energy Operating LLC, Tensile-Heartland Acquisition Corporation, and solely for the purposes of Section 9.1, Vertex Energy, Inc.
10.2*	Limited Liability Company Agreement of HPRM LLC dated January 17, 2020
99.1*	Press Release of Vertex Energy, Inc., dated January 22, 2020

* Filed or furnished as exhibits to the Original Report.

+ Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Vertex Energy, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

VERTEX ENERGY, INC.

Date: March 2, 2020	By:	/s/ Chris Carlson
Chris Carlson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*+	Share Purchase and Subscription Agreement dated January 17, 2020, by and among HPRM LLC, Vertex Energy Operating LLC, Tensile-Heartland Acquisition Corporation, and solely for the purposes of Section 9.1, Vertex Energy, Inc.
10.2*	Limited Liability Company Agreement of HPRM LLC dated January 17, 2020
99.1*	Press Release of Vertex Energy, Inc., dated January 22, 2020

* Filed or furnished as exhibits to the Original Report.

+ Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Vertex Energy, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.